                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the captions "Experts," "Selected Consolidated Financial Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operations--Recent Developments," and to the use of our reports dated March 4, 1998 included and incorporated by reference, in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-72925) and related Prospectus of Trammell Crow Company dated March 9, 1999.

                                          ERNST & YOUNG LLP

Dallas, Texas
March 2, 1999